UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2007
RCN Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
196 Van Buren Street
Herndon, Virginia 20170
(Address of principal executive offices)
(703) 434-8200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure
      On June 25, 2007, RCN Corporation (the “Company”) issued a press release in which it announced that it had entered into an Agreement and Plan of Merger with NEON Communications Group, Inc. and a wholly owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01    Financial Statements and Other Exhibits
     (c)    Exhibits

Exhibit No.	Description

99.1*	Press Release dated June 25, 2007.

*	Furnished herewith
SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN Corporation

By	/s/ Benjamin R. Preston

Name: Benjamin R. Preston
Title: Senior Vice President and General Counsel
     Date: Dated: June 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated June 25, 2007.

*	Furnished herewith